UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2014
EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
(Exact name of registrant as specified in its charter)

Washington	000-13468	91-1069248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1015 Third Avenue, 12th Floor
Seattle, Washington 98104
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (206) 674-3400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth below under Item 5.07 regarding the approval of the 2014 Stock Option Plan; the approval of the amendment to the 2002 Employee Stock Purchase Plan; and the approval of the 2014 Directors' Restricted Stock Plan (the “Plans”) are incorporated herein by reference. Summaries of each Plan terms were provided in the Company's definitive proxy statement (the “Proxy Statement”) on Schedule 14A filed with the Securities and Exchange Commission on March 21, 2014. These summaries are incorporated herein by reference to the Proxy Statement and qualified in its entirety by reference to the full text of the Plans and related form of agreements, copies of which are attached as appendices to the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the annual meeting (the “Annual Meeting”) of shareholders of Expeditors International of Washington, Inc. (the “Company”) held on May 7, 2014, the shareholders of the Company: (1) elected each of the director nominees set forth below to serve until the next annual meeting of shareholders; (2) advised against, on a non-binding basis, the compensation of the Company's Named Executive Officers; (3) approved the adoption of the 2014 Plan; (4) approved the amendment to the 2002 Plan; (5) approved the adoption of the 2014 Directors' Plan; and (6) ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014. No other business was transacted at the meeting.
The Compensation Committee of the Board of Directors has reviewed the results of the non-binding vote on compensation of Named Executive Officers and will conduct further analysis over the next several months, including review of feedback received from shareholders.
The final voting results of each of the proposals submitted to a vote of the shareholders of the Company at the Annual Meeting are set forth below.

(1)	To elect the following eleven (11) directors, each to serve until the next annual meeting of shareholders:

	Number of Shares
	Voted For	Voted Against	Abstain	Broker Non-Votes
Peter J. Rose	146,154,496	13,195,263	116,126	15,524,477
Robert R. Wright	138,656,291	20,713,437	96,157	15,524,477
Mark A. Emmert	156,316,470	3,046,148	103,267	15,524,477
R. Jordan Gates	146,137,239	13,229,908	98,739	15,524,477
Dan P. Kourkoumelis	154,070,883	5,298,225	96,778	15,524,477
Michael J. Malone	136,917,167	22,451,002	97,717	15,524,477
John W. Meisenbach	137,555,546	21,814,825	95,515	15,524,477
Jeffrey S. Musser	152,889,024	6,469,393	107,469	15,524,477
Liane J. Pelletier	157,789,431	1,577,128	99,326	15,524,477
James L.K. Wang	137,489,498	21,879,404	96,984	15,524,477
Tay Yoshitani	157,047,362	2,315,884	102,640	15,524,477
(2)    To approve, on a non-binding basis, the compensation of the Company's Named Executive Officers:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
69,091,584	87,184,972	3,189,330	15,524,477
(3)    To approve the adoption of the 2014 Plan:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
154,520,850	4,721,558	223,478	15,524,477
(4)    To approve the amendment to the 2002 Plan:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
158,242,170	1,064,120	159,595	15,524,477

(5)    To approve the adoption of the 2014 Directors' Plan:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
155,193,869	4,060,078	211,939	15,524,477

(6)	To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
174,156,340	702,896	131,127	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC. (Registrant)

Date: May 9, 2014	By:	/s/ Amy J. Scheer
Amy J. Scheer
Senior Vice President, General Counsel and Secretary

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